JOHN HANCOCK INSTITUTIONAL SERIES TRUST

                   Supplement to Prospectus dated July 1, 1998


On page 21, the "Organization and Management of the Funds" has been changed as follows:

John Hancock Active Bond Fund

Mr. James K. Ho, CFA, leads the Fund's portfolio management team and has been primarily responsible for the management of the Fund since its inception. Mr. Ho, an executive vice president, has been associated with the Adviser since 1985 and in the investment business since 1977. Other team members are Mr. Anthony A. Goodchild and Mr. Benjamin A. Matthews, vice presidents, who have been associated with the Adviser since 1994 and 1995, respectively, and have been in the investment business for thirty-one and twenty-nine years, respectively.


John Hancock Global Bond Fund

Fred L. Cavanaugh, Jr., Anthony A. Goodchild and James K. Ho, CFA, lead the fund's portfolio management team. Mr. Cavanaugh and Mr. Ho have been members of the team since 1998 and Mr. Goodchild since inception. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973 and joined the Adviser in 1986. Mr. Goodchild, senior vice president, has been in the investment business since 1968 and joined the Adviser in 1994. Mr. Ho, executive vice president, has been in the investment business since 1977 and joined the Adviser in 1985.

John Hancock Multi-Sector Growth Fund

Barbara C. Friedman, CFA, CIC, leads the Fund's portfolio management team which includes Susan E. Kelly. Ms. Friedman, senior vice president of the Adviser, has been in the investment business since 1973. She joined John Hancock Funds and has served on the fund's team since 1998. Ms. Kelly, second vice president of the Adviser, has been in the investment business since 1988. She joined John Hancock Funds and has served on the fund's team since 1998.

John Hancock Small Capitalization Value Fund

Timothy E. Keefe, CFA, leads the Fund's portfolio management team which includes Timothy E. Quinlisk, CFA. Mr. Keefe, senior vice president of the Adviser, has been in the investment business since 1987. He joined John Hancock Funds in 1996 and has served on the fund's team since 1996. Mr. Quinlisk, second vice president of the Adviser, has been in the investment business since 1985. He joined John Hancock Funds and has served on the fund's team since 1998.

March 5, 1999
KB0PS- 3/99